Subsequent Events	3 Months Ended
Mar. 31, 2026
Subsequent Events
Subsequent Events

8.     Subsequent Events

Consistent with the Company’s variable dividend policy, the Board of Directors declared a cash dividend on May 7, 2026, of $0.39 per common share for the quarter ended March 31, 2026. The cash dividend of approximately $15.9 million will be paid on June 12, 2026, to all shareholders of record on May 29, 2026.

In April 2026, the Company signed contracts for the construction of two 40,500 dwt Handysize product/chemical tankers at Wuhu Shipyard, at a price of $44.9 million per vessel. In addition, the Company is commissioning various performance and safety upgrades. The agreement also includes options to acquire two additional vessels on the same terms. Deliveries are scheduled from late 2028.